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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 1997


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-22664                   75-2504748
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


             P.O. BOX 1416, 4510 LAMESA HIGHWAY, SNYDER, TEXAS       79550
                  (Address of principal executive offices)         (Zip Code)


                                 (915) 573-1104
               Registrant's telephone number, including area code


                                    No Change
         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS.

          On December 23, 1997, the Registrant issued the following press release:

      PATTERSON ENERGY, INC. ADDS NINE RIGS TO ITS CONTRACT DRILLING FLEET
                      AND RENEGOTIATES ITS LINE OF CREDIT

SNYDER, TEXAS, December 23, 1997-PATTERSON ENERGY, INC. (NASDAQ:PTEN) announced that the Company had successfully completed the acquisition of the contract drilling assets of two separate, non-affiliated entities. On November 14, 1997, the Company completed the previously announced purchase of the contract drilling operations of V&B Drilling Company ("V&B") for $13.0 million cash. The assets acquired included eight drilling rigs (five of which are fully-operable), other related drilling equipment, four yards and a shop located in Odessa, Texas. The drilling rigs purchased from V&B will be placed into the Company's west Texas drilling operations. The rigs have drilling depth capabilities of 6,000 to 12,000 feet.


On November 20, 1997 for a purchase price of $1.46 million, the Company acquired one fully-operable drilling rig and other related drilling equipment from Circle R Drilling, Ltd. 1981-A, a Louisiana limited partnership ("Circle R"). The Circle R drilling rig has a drilling depth capacity of 14,000 feet and will be operating in southeast Texas.

The completion of the two acquisitions increases the Company's drilling fleet to 99 land based drilling rigs (92 of which are fully-operable) making Patterson the third largest provider of onshore contract drilling services in the United States.

On December 9, 1997, the Company entered into a credit agreement with Norwest Bank Texas, N.A. (the "Bank") providing for an advancing, non-revolving credit facility of $60.0 million until May 31, 1998, at which time the outstanding principal balance will be converted to a term loan with a maturity date of January 1, 2001, and a seven-year amortization period. Until May 31, 1998, interest only (at the one-month LIBOR rate plus 2.375%) is payable on the outstanding credit balance. The new credit facility replaces the Company's existing $30.0 million line of credit with the Bank, which, at the time the credit facility was executed, had an outstanding balance of $23.25 million. The credit facility is secured by the accounts receivable, drilling rigs and other related drilling equipment of Patterson Drilling Company, the wholly owned subsidiary of the Company that owns and operates the drilling rigs. Proceeds provided by the credit facility may be used for future acquisitions, capital expenditures and working capital purposes.

Patterson Energy, Inc. a Snyder, Texas based energy company, is one of the leading providers of domestic land drilling services to major and independent oil and natural gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. Patterson has 99 land-based drilling rigs (92 of which are currently operable) and focuses its operations primarily in Texas and southeast New Mexico.

For further information, contact:

Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice President and Chief Financial Officer
915-573-1104

Shimmerlik Corporate Communications, Inc.
Warren M. Shimmerlik
212-247-5200
               4510 LAMES HIGHWAY SNYDER, TEXAS 79549 915-573-1104


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ITEM 5.   OTHER EVENTS (CONTINUED).

     On December 9, 1997, Patterson Energy, Inc. (the "Company"), Patterson Drilling Company, Patterson Petroleum, Inc. and Patterson Petroleum Trading Company, Inc. entered into a credit agreement with Norwest Bank Texas, N.A. (the "Bank") providing for a credit facility (the "Loan") of $60.0 million. The credit facility in effect replaces the Company's existing $30.0 million line of credit with the Bank which, at the time the credit facility was executed, had an outstanding balance of $23.25 million.

     The Loan is an advancing, non-revolving line of credit until May 31, 1998, at which time the outstanding principal balance will be converted to a term loan with a maturity date of January 1, 2001, and a seven-year amortization period. Monthly payments of interest only (at the LIBOR rate plus 2.375%) are payable on the outstanding credit balance until May 31, 1998. Commencing on July 1, 1998, monthly payments equal to 1/84 of the principal amount outstanding under the Loan on May 31, 1998 are payable with all remaining outstanding principal plus accrued interest due at maturity on January 1, 2001. The Loan is secured by the accounts receivable, drilling rigs and other related drilling equipment of Patterson Drilling Company. In addition to corporate guaranties of Patterson Drilling Company, Patterson Petroleum, Inc. and Patterson Petroleum Trading Company, Inc. (collectively referred to as the "Guarantors") for the obligations of the Company to the Bank, the Loan is further secured by the accounts receivable, drilling rigs and other related drilling equipment owned by Patterson Drilling Company or later acquired using proceeds provided by the Loan.

     The Loan requires a commitment fee of 0.25 percent of any portion of the credit facility which was not advanced at May 31, 1998. The Loan contains a number of representations, warranties and covenants, the breach of which, at the election of the Bank would accelerate the maturity of the Loan. The covenants of the Loan include, but are not limited to, maintenance on a quarterly basis of:
(i) a consolidated cash flow ratio of 2.0 to 1.0, (ii) a debt to tangible net worth not to exceed 1.20 to 1.0, (iii) a current ratio of not less than 1.25 to
1.0 and (iv) a positive net income. In addition, the Company or any of the Guarantors may not incur any other indebtedness, allow to exist any liens on any property owned by the Company or the Guarantors or enter into a letter of credit.

     The Loan is secured by the accounts receivable, drilling rigs and other related drilling equipment of Patterson Drilling Company, the wholly owned subsidiary of the Company that owns and operates the drilling rigs. Proceeds provided by the credit facility may be used for future acquisitions, capital expenditures and working capital purposes.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.


          10.1 Credit Agreement dated December 9, 1997 among Patterson Energy, Inc., Patterson Drilling Company, Patterson Petroleum, Inc., Patterson Trading Company, Inc. and Norwest Bank Texas, N.A.

          10.2 Promissory Note dated December 9, 1997 among Patterson Energy, Inc. and Norwest Bank Texas, N. A.

          10.3 Security Agreement dated December 9, 1997 between Patterson Drilling Company and Norwest Bank Texas, N.A.

          10.4 Corporate Guarantees of Patterson Drilling Company, Patterson Petroleum, Inc. and Patterson Petroleum Trading Company, Inc.

          99.1 Asset Purchase Agreement dated November 14, 1997 among Patterson Energy, Inc., Patterson Drilling Company and V & B Drilling Company.

          99.2 Asset Purchase Agreement dated November 20, 1997 among Patterson Drilling Company and Circle R Drilling, Ltd. 1981-A.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PATTERSON ENERGY, INC.




Date:   December 24, 1997                   /s/James C. Brown
                                            ----------------------
                                            James C. Brown
                                            Vice President-Finance




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                                  EXHIBIT INDEX


    EXHIBIT                            EXHIBIT
      NO.                            DESCRIPTION

     10.1 Credit Agreement dated December 9, 1997 among Patterson Energy, Inc., Patterson Drilling Company, Patterson Petroleum, Inc., Patterson Trading Company, Inc. and Norwest Bank Texas, N.A.

     10.2 Promissory Note dated December 9, 1997 among Patterson Energy, Inc. and Norwest Bank Texas, N. A.

     10.3 Security Agreement dated December 9, 1997 between Patterson Drilling Company and Norwest Bank Texas, N.A.

     10.4 Corporate Guarantees of Patterson Drilling Company, Patterson Petroleum, Inc. and Patterson Petroleum Trading Company, Inc.

     99.1 Asset Purchase Agreement dated November 14, 1997 among Patterson Energy, Inc., Patterson Drilling Company and V & B Drilling Company.

     99.2 Asset Purchase Agreement dated November 20, 1997 among Patterson Drilling Company and Circle R Drilling, Ltd. 1981-A.



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